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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 26, 2009

                            SouthWest Water Company
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                       0-8176                    95-1840947
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA                                                   90017-3782
(Address of principal executive offices)                          (Zip Code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

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              (Former name, former address and former fiscal year,
                       if changed since last report date)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

(d) On January 26, 2009, Geoffrey C. Ketcham resigned from the Company's Board of Directors. Mr. Ketcham, who recently joined the board on October 1, 2008, resigned for personal reasons.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              SOUTHWEST WATER COMPANY
                                              (Registrant)

                                              By: /s/ Cheryl L. Clary
                                                  ------------------------------
                                                  Name: Cheryl L. Clary
                                                  Title: Chief Financial Officer

Date: January 28, 2009

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